EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, John G. Simmonds, the CEO of Midland International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2006, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    By:     /s/ John G. Simmonds
                                            --------------------
                                            John G. Simmonds
                                            CEO

                                    Date:  November 20, 2006

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, , the CFO of Midland International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2006, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    By:     /s/ John G. Simmonds
                                            --------------------
                                            John G. Simmonds
                                            CFO

                                    Date:  November 20, 2006